Compass EMP Multi-Asset Balanced Fund

Class A: CTMAX   Class C: CTMCX

Class T: CTMTX

Compass EMP Multi-Asset Growth Fund

Class A: LTGAX   Class C: LTGCX

Class T: LTGTX

Compass EMP Alternative Strategies Fund

Class A:  CAIAX   Class C: CAICX

Class T: CAITX

Supplement dated February 16, 2011 to the Prospectus dated February 4, 2011 of the Compass EMP Multi-Asset Balanced Fund, the Compass EMP Multi-Asset Growth Fund, and the Compass EMP Alternative Strategies Fund (each a "Fund," together the "Funds")

On February 15, 2011, the Board of Trustees of Catalyst Funds approved a change in each Fund's tax and fiscal year end from June 30 to November 30.  In order to qualify as a "Regulated Investment Company" or "RIC" and be eligible for the favorable tax provisions under the Internal Revenue Code that apply to RICs, no more than 10% of a Fund's income can consist of "non-qualifying" income. Generally, non-qualifying income is income that is generated by investments other than securities.  As of January 31, 2011, each of the Fund's non-qualifying income exceeded the 10% limit.  The Board of Trustees determined that it was in the best interests of shareholders of the Funds to change each Fund's year end to provide an additional five months to generate additional qualifying income.  The change in year end is not expected to have any negative tax impact on the Funds.

The Funds' investment adviser has represented to the Board of Trustees that it intends to continue to implement each Fund's investment allocation strategy, but avoid any investments that generate non-qualifying income.  Any Fund that is unable to satisfy the income requirements described above by November 30, 2011 would be subject to a penalty equal to any non-qualifying income that exceeds the 10% limitation, and any tax penalty would reduce the net asset value of the Fund.  The Board of Trustees will continue to monitor each Fund's progress in generating additional qualifying income, and will notify shareholders if the Board determines that additional actions are necessary, including a determination regarding liability for any penalty.

This Supplement and the existing Prospectus and Statement of Additional Information dated February 4, 2011, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus has been filed with the Securities and Exchange Commission, is incorporated herein by reference, and can be obtained without charge by calling the Funds at 1-888-944-4367.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.